                                 SCHEDULE 14A
                    Information Required in Proxy Statement

                           Schedule 14A Information

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          MML Series Investment Fund
               (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                          MML SERIES INVESTMENT FUND
                               1295 State Street
                       Springfield, Massachusetts 01111

                                   NOTICE OF
         SPECIAL MEETING OF SHAREHOLDERS OF THE MML EQUITY INDEX FUND

                         To be Held April 3, 2000

To the Shareholders of the MML Equity Index Fund:

  A Special Meeting of Shareholders of the MML Equity Index Fund (the "Fund"), a series of MML Series Investment Fund (the "Trust"), will be held at the office of the Trust, 1295 State Street, Springfield, Massachusetts, at 9:30 a.m., Springfield time, April 3, 2000 for the following purposes:

    1. To approve a new Investment Sub-Advisory Agreement between
  Massachusetts Mutual Life Insurance Company ("MassMutual") and Bankers Trust Company on behalf of the Fund, replacing the Investment Sub-Advisory Agreement with Mellon Equity Associates;

    2. To approve an Amendment to the Agreement and Declaration of Trust of the Trust to permit the Fund to issue additional classes of shares;

    3. To approve a proposal allowing MassMutual to enter into new or amended investment sub-advisory agreements in the future on behalf of the Fund without Shareholder approval;

    4. To transact such other business as may properly come before the meeting, or any adjournments thereof.

  To be entitled to vote at the Special Meeting, a shareholder must have owned shares of the Fund as of the close of business on February 14, 2000 (the "Record Date"). MassMutual, MML Bay State Life Insurance Company ("MML Bay State"), and C.M. Life Insurance Company ("C.M. Life") own of record all of the outstanding shares of the Fund. However, the owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of certain separate accounts investing in the Fund will have the right to instruct MassMutual, MML Bay State, and C.M. Life on how to vote on the proposals listed above.

  Shareholders who do not expect to attend the meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be. The Board of Trustees of the Trust recommends a vote in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees,

                                          [/s/ Thomas M. Kinzler]
                                          Thomas M. Kinzler
                                          Vice President and Secretary

Springfield, Massachusetts

February 28, 2000

                        MML SERIES INVESTMENT FUND
                             MML EQUITY INDEX FUND
                               1295 State Street
                       Springfield, Massachusetts 01111

                                PROXY STATEMENT

                              General Information

  The enclosed proxy is solicited by and on behalf of the Board of Trustees of MML Series Investment Fund (the "Trust") in connection with a Special Meeting of Shareholders of the MML Equity Index Fund (the "Fund"), a series of the Trust, to be held at 1295 State Street, Springfield, Massachusetts, at 9:30 a.m., April 3, 2000 (the "Special Meeting") for the purposes described below. The cost of preparing and mailing this Proxy Statement, the Notice of Special Meeting, the Proxy Instruction Forms and any additional material which may hereafter be furnished in connection with the solicitation of proxies will be paid by Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to the terms of its Investment Management Agreement with the Trust on behalf of the Fund.

  This Proxy Statement and the enclosed Proxy Instruction Form were first sent to shareholders on or about February 28, 2000. A shareholder giving the proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked only by the Trust's receipt of a signed and dated written notice of revocation, by filing a duly executed Proxy Instruction Form bearing a later date, or by attending the Special Meeting, requesting the return of the proxy, and voting in person.

  The Special Meeting will be held for the following purposes:

    (1) To approve a new Investment Sub-Advisory Agreement between MassMutual and Bankers Trust Company on behalf of the Fund, replacing the Investment Sub-Advisory Agreement with Mellon Equity Associates;

    (2) To approve an amendment to the Agreement and Declaration of Trust of the Trust as it relates to the Fund to permit the Fund to issue additional classes of shares;

    (3) To approve a proposal allowing MassMutual to enter into new or amended investment sub-advisory agreements in the future on behalf of the Fund without shareholder approval;

    (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

  To be entitled to notice of and to vote at the Special Meeting, a shareholder must have owned shares of the Fund as of the close of business on February 14, 2000 (the "Record Date"). Shareholders entitled to vote shall have one vote for each share of the Fund owned and a proportionate fractional vote for each fractional share owned. Proxy Instruction Forms are enclosed for this purpose. On the Record Date, there were 698,276.70 votes eligible to be cast at this meeting.

  MassMutual, MML Bay State Life Insurance Company ("MML Bay State"), and C.M. Life Insurance Company ("C.M. Life") own of record all of the outstanding shares of the Fund. However, the owners of variable life insurance policies (hereinafter referred to as "Variable Life Shareholders") and variable annuity contracts (hereinafter referred to as "Variable Annuity Shareholders") that depend upon the investment performance of the following separate accounts will have the right to instruct the MassMutual, MML Bay State, and C.M. Life as to how shares of the Fund deemed attributable to their contracts on February 14, 2000 shall be voted:

    Massachusetts Mutual Variable Annuity Separate Account 4;

    Massachusetts Mutual Variable Life Separate Account I;
    MML Bay State Variable Life Separate Account I;

    C.M. Life Variable Life Separate Account I; and
    C.M. Multi-Account A.

                           Quorum and Vote Required

  With respect to all Proposals the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") provides that 30% of the shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting.

  Under the Investment Company Act of 1940, as amended (the "1940 Act"), approval of Proposals 1 and 3 requires the affirmative vote of at least 67% of the shares of the Fund entitled to vote and present at the Special Meeting (provided that more than 50% of the outstanding shares of the Fund entitled to vote are present or represented by proxy at the Special Meeting) or more than 50% of the outstanding shares of the Fund entitled to vote, whichever is less. Approval of Proposal 2 requires the affirmative vote of more than 50% of the outstanding shares of the Fund entitled to vote. With respect to all Proposals, withholding a vote or an abstention from voting has the effect of a negative vote.

  MassMutual, MML Bay State, and C.M. Life will vote shares on a Proposal for which they have not received instructions from Variable Life Shareholders or Variable Annuity Shareholders in proportion to those votes for which instructions were received by MassMutual, MML Bay State, and C.M. Life. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of each Proposal.

  A copy of the Trust's Annual Report for the fiscal year ended December 31, 1999 is available without charge upon request and may be obtained by calling 1-800-272-2216 and pressing 2 for Annuities or by writing the Trust at the address above.

  The Trust was established by MassMutual for the purpose of providing a vehicle for the investment of various separate accounts of MassMutual and its life insurance subsidiaries, including MML Bay State and C.M. Life. Shares of the Fund are offered solely to separate accounts established by MassMutual and its life insurance company subsidiaries.

                                  PROPOSAL 1

             APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

  The Board of Trustees of the Trust is proposing that shareholders of the Fund approve a new Investment Sub-Advisory Agreement ("New Agreement") between MassMutual and Bankers Trust Company (sometimes referred to as the "Sub-Adviser") on behalf of the Fund. The New Agreement is proposed to become effective on May 1, 2000.

  MassMutual provides portfolio management services for the Fund. MassMutual currently retains Mellon Equity Associates ("Mellon Equity") as sub-adviser to manage the assets of the Fund. Upon approval of the Proposal, Bankers Trust Company will replace Mellon Equity as sub-adviser and assume day-to-day portfolio management responsibility for the Fund.

  If Proposal 1 is approved, shareholders of the Fund will receive a new prospectus which will reflect the Fund's new investment sub-adviser. You will note that the prospectus will identify the Fund's sub-adviser as "Deutsche Asset Management". Deutsche Asset Management is the marketing name for certain asset management activities of Bankers Trust Company and its affiliates. Bankers Trust Company will provide the indexing investment management services for the Fund, and the investment sub-advisory agreement will be with Bankers Trust Company.

                       Investment Objective of the Fund

  As sub-adviser, Bankers Trust Company will be responsible for providing a continuous investment program for the Fund in accordance with the Fund's investment objective, which is to seek to match, as closely as possible

(before the deduction of expenses), the performance of the S&P 500 Index(R), which emphasizes stocks of large U.S. companies.

  Unlike a Fund which is "actively managed", which involves the investment adviser buying and selling securities based on research and analysis, an index fund, such as the Fund, tries to match, as closely as possible, the performance of a target index by generally holding either all, or a representative sample of, the securities in the index. Indexing is appealing for the following reasons: indexing provides simplicity because it is a straightforward market-matching strategy; index funds generally provide diversification by investing in a wide variety of companies and industries; an index fund's performance is predictable in that the fund's value is expected to move in the same direction, up or down, as the target index; index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and index funds generally realize low capital gains.

  To attempt to match the risk and return characteristics of the S&P 500 Index(R) as closely as possible, the investment sub-adviser generally invests in a statistically selected sample of the securities found in the S&P 500 Index(R) using a process known as "optimization". The Fund may not hold every one of the stocks in the S&P 500 Index(R). The Fund utilizes "optimization", a statistical sampling technique, in an effort to run an efficient and effective strategy. Optimization entails that the Fund first buys the stocks that make up the larger portions of the relevant Index's value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the investment sub-adviser, Bankers Trust Company, tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Over the long term, the investment sub-adviser seeks a correlation between the performance of the Fund, before expenses, and the Index of 98% or better. A figure of 100% would indicate perfect correlation.

  Please note that the Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to shareholders of the Fund regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index(R) to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index(R), which is determined, composed and calculated without regard to the Fund. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index(R) or any data included therein.

               General Information Concerning the New Agreement

  The terms and provisions of the New Agreement that will be entered into between MassMutual and the Sub-Adviser are generally similar to the terms and provisions of the Investment Sub-Advisory Agreement now in effect with Mellon Equity (the "Existing Agreement"), except that fees payable by MassMutual to the Sub-Adviser are lower and there are certain differences with respect to the termination provisions and indemnification and brokerage matters. The following discussion of the New Agreement is qualified in its entirety by reference to the form of the New Agreement attached to this Proxy Statement as Appendix 1. The form of the New Agreement was approved by the Board of Trustees, including a majority of those Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), at a meeting held on February 14, 2000.

  The New Agreement generally provides that, subject to the direction and control by the Trustees and MassMutual, the Sub-Adviser shall regularly provide investment advice and recommendations to the Fund with respect to the Fund's investments, investment policies and the purchase, sale or other disposition of other investments, supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. The Sub-Adviser provides such services in accordance with the Fund's investment objective, investment policies and investment restrictions as stated in the Trust's registration statement filed with the Securities and Exchange Commission ("SEC"), as supplemented and amended from time to time.

  The New Agreement provides that it will continue in effect for a period of two years from its effective date and thereafter on an annual basis, provided such continuance is approved at least annually (a) by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) by the vote of a "majority" of the outstanding voting securities of the Fund, within the meaning of the 1940 Act. The New Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC, and also provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act).

  The Existing Agreement may be terminated at any time, without penalty, (a) by MassMutual upon 60 days' written notice to Mellon Equity, (b) by the Trust by vote of a majority of the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Mellon Equity, or (c) by Mellon Equity upon 90 days' written notice to the Fund and MassMutual.

  The New Agreement may be terminated by MassMutual or the Trustees (i) immediately upon notice if the Sub-Adviser's registration under the Investment Adviser's Act of 1940 is suspended, terminated, lapsed or not renewed, (ii) immediately upon notice if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist,
(iii) immediately upon notice if MassMutual determines in good faith, for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a good faith determination by MassMutual or the Trustees that the Sub-Adviser has breached an obligation or duty under the New Agreement, or (iv) in their sole discretion, without penalty, upon 90 days' prior written notice to the Sub-Adviser. The New Agreement may also be terminated at any time, without penalty, by vote of the holders of a "majority" of the outstanding voting securities of the Fund (within the meaning of the 1940 Act) or by the Sub-Adviser, upon 90 days' prior written notice to MassMutual and the Fund.

  The fee rates payable by MassMutual to Bankers Trust Company under the New Agreement will be lower than those payable to Mellon Equity under the Existing Agreement. Under the Existing Agreement, Mellon Equity's fee is 0.09% of the first $100,000,000 of the average daily net asset value of the Fund, .07% of the next $150,000,000 and .05% on net assets thereafter. Mellon Equity received $48,023 in sub-advisory fees from the fund for the year ended December 31, 1999. Under the New Agreement, Bankers Trust Company's fee will be .01% on the first $1,000,000,000 of all MassMutual-advised assets for which Bankers Trust Company serves as sub-adviser and .0075% on such MassMutual-advised assets in excess of $1,000,000,000.

  In addition to the foregoing differences in fees, the Existing Agreement provides that the fees for the custody services for the Fund, provided by Boston Safe Deposit and Trust Company, are deducted from Mellon Equity's sub-advisory fee. The New Agreement contains no such provision; custody fees of the Fund's new custodian, Investors Bank & Trust Company, will be borne directly by the Fund. In addition, effective May 1, 2000 with the implementation of the New Agreement, MassMutual will receive a lower investment management fee and will receive an administrative and shareholder servicing fee under a separate agreement in the amount of .30% on the first $100,000,000 of assets, .28% on the next $150 million in assets, and .26% on assets in excess of $250,000,000. The administrative and shareholder servicing agreement was approved by the Trustees for the Fund at the February 14, 2000 meeting. Shareholders are not required to approve the terms of the new administrative and shareholder servicing agreement.

  Under the fee arrangement for the New Agreement, the sub-adviser would have received $5,312 in fees for the year ended December 31, 1999, which would have been an 89% reduction in the fees payable by MassMutual to the sub-adviser. The sub-advisory fee reduction means that MassMutual will be retaining more of the management fee paid by the Fund. There is no resulting savings to shareholders. The following table demonstrates the difference between the fees paid by the Fund to MassMutual under the existing expense arrangement and what fees would have been paid under the New Agreement.

                                                    Actual Fees   December 31,
                                                   and Expenses     1999 Pro
                                                   paid for year   Forma Fees
                                                       ended      and Expenses
                                                   December 31,    under New
                                                       1999        Agreement
                                                   -------------- -------------
Management Fees................................... .40 % $212,438 .10% $ 53,123
Other Expenses.................................... .104% $ 55,439 .40% $212,489
                                                   ----  -------- ---  --------
  Total Fund Operating Expenses................... .504% $267,877 .50% $265,612
                                                   ====  ======== ===  ========

Under the Existing Agreement, the Management Fees paid by the Fund to MassMutual include amounts payable to MassMutual for providing administrative and shareholder services. Of that $212,438, MassMutual paid $48,023 to the investment sub-adviser (which included custody fees), and resulted in MassMutual receiving net fees from the Fund of $164,415. Under the New Agreement, MassMutual would have been paid $53,123 from the Fund for investment management fees alone, but would also have received an administrative fee of $159,367. After paying the sub-adviser investment sub-advisory fees of $5,312, MassMutual would have received net fees of $207,178.

  The New Agreement provides that Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the New Agreement relates, although the New Agreement also provides that nothing therein shall be deemed to protect the Sub-Adviser from acts or omissions in material breach of such Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the New Agreement. The Existing Agreement provides that Mellon Equity shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or MassMutual, although the Existing Agreement also provides that nothing therein shall be deemed to protect or purport to protect Mellon Equity against any liability to MassMutual, the Fund or the Fund's shareholders to which Mellon Equity would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Mellon Equity's duties thereunder, or by reason of Mellon Equity's reckless disregard of its obligations and duties under the Existing Agreement.

  The New Agreement also provides that the Sub-Adviser shall indemnify and hold harmless MassMutual and the Fund (and any of their controlling persons, shareholders, partners, directors, officers and/or employees), against any loss, claim, damage, liability or expense (a "Loss") to which such persons may become subject, insofar as such Loss arises out of or is based on claims or certain other proceedings relating to the New Agreement or the sub-advisory services provided to the Fund by the Sub-Adviser, provided that the Loss is related to, is based upon or arises out of an act or omission of the Sub-Adviser or its officers, directors, employees, affiliates or controlling persons that constitutes willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a material breach of the New Agreement, or a violation of applicable federal or state securities laws, rules and regulations. In addition, the New Agreement provides that MassMutual shall indemnify and hold harmless the Sub-Adviser (and any of its controlling persons, shareholders, partners, directors, officers and/or employees), against any Loss to which such persons may become subject, insofar as such Loss arises out of or is based on claims or certain other proceedings relating to the New Agreement, the sub-advisory services provided to the Fund by the Sub-Adviser, the operation of the Fund, or the content of certain disclosure documents, provided that the Loss is not related to or based upon, or does not arise out of, an act or omission of the Sub-Adviser or its officers, directors, employees, affiliates or controlling persons that constitutes willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a material breach of the New Agreement, or a violation of applicable federal or state securities laws, rules and regulations. The Existing Agreement contains no indemnification provisions, either in favor of the Fund or in favor of the sub-adviser.

  Under the terms of the Existing Agreement, Mellon Equity is permitted to select broker-dealers to effect the Fund's portfolio transactions and is to seek to obtain the best execution of orders. In making this determination, however, Mellon Equity is not permitted to consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934) in allocating brokerage transactions for the

Fund. In comparison, the New Agreement permits the Sub-Adviser to select broker-dealers, but it instead allows the Sub-Adviser to take the provision of brokerage research services into account in allocating brokerage transactions. The Sub-Adviser will also be permitted to use brokers or dealers that are affiliated with Bankers Trust Company, the Fund or MassMutual, so long as it follows certain procedures adopted by the Fund's Trustees.

                     Information About the New Sub-Adviser

  The table below provides certain information concerning each person who serves on the board of directors and as the principal executive officers of Bankers Trust Company.

 Name/Address                               Principal Occupation
 ------------                               --------------------
 Josef Ackermann             Chairman of the Board, Chief Executive Officer and
 Taunusanlage 12             President, Bankers Trust Company; Member, Board of
 D-60262 Frankfurt am Main   Managing Directors, Deutsche Bank AG
 Federal Republic of Germany

 Hans Angermueller           Director, Bankers Trust Company; Of Counsel,
 599 Lexington Avenue        Sherman & Sterling
 New York, NY 10022

 George B. Beitzel           Director, Bankers Trust Company; Director of
 29 King Street              various corporations
 Chappaqua, NY 10514-3432

 William R. Howell           Director, Bankers Trust Company; Chairman
 P.O. Box 10001              Emeritus, J.C. Penney Company, Inc.; Director of
 Dallas, TX 75301-1109       various corporations

 Hermann-Josef Lamberti      Director, Bankers Trust Company; Member, Board of
 Taunusanlage 12             Managing Directors, Deutsche Bank AG
 D-60262 Frankfurt am Main
 Federal Republic of Germany

 John A. Ross                Director, Bankers Trust Company; Regional Chief
 31 West 52nd Street         Executive Officer, Deutsche Bank Americas Holding
 New York, NY 10019          Corp

 Ronaldo H. Schmitz          Director, Bankers Trust Company; Member, Board of
 Taunusanlage 12             Managing Directors, Deutsche Bank AG
 D-60262 Frankfurt am Main
 Federal Republic of Germany

  Bankers Trust Company is a New York banking corporation with principal offices at 130 Liberty Street, New York, New York, 10006. Bankers Trust Company is a wholly-owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking and insurance. The principal address of Deutsche Bank is Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany. As of December 31, 1999, Deutsche Banks and its affiliates had assets under management of approximately $654 billion. As of December 31, 1999, Bankers Trust Company managed directly or sub-advised approximately $259 billion in funds or portfolios. As noted earlier, Bankers Trust Company provides certain investment advisory services under the marketing name of "Deutsche Asset Management".

  Set forth below is a list of mutual funds for which Bankers Trust Company provides investment advisory or investment sub-advisory services with substantially similar investment objectives and policies to those of the Fund--namely to replicate the performance of the S&P 500 Index(R). Information on the approximate size of each of the funds as of December 31, 1999 and the annual rate at which advisory or sub-advisory fees are paid (as a percentage of the daily average net asset value of each fund) is set forth below.

                              Net Assets as of
       Advised Funds             12/31/1999              Advisory Fee
       -------------         ------------------ -------------------------------
Equity 500 Index Portfolio:                            .075% (all funds)
 . BT Investment Equity 500   $ 1,036,353,861.34
  Index Fund
 . BT Institutional Equity    $ 2,990,891,250.01
  500 Index Fund
 . Scudder S&P 500 Index      $   328,368,095.06
  Fund
 . American Aadvantage S&P    $   574,818,268.91
  500 Index Fund
 . American Aadvantage S&P    $     4,685,537.83
  500 Index Mileage Fund
 . USAA S&P 500 Index Fund    $ 3,196,482,672.84
 . Homestead Stock Index      $     8,311,461.08
  Fund

BT Insurance Equity 500      $   228,351,910.08               .20%
 Index Fund

                              Net Assets as of
     Sub-Advised Funds           12/31/1999            Sub-Advisory Fee
     -----------------       ------------------ -------------------------------
Fidelity Commonwealth Trust  $ 9,819,983,112.52     .006% (.6 basis points)
 Spartan Market Index Fund

Fidelity Variable Insurance  $ 5,227,582,593.85     .006% (.6 basis points)
 Products Fund II--Index
 500 Portfolio

Fidelity Concord Street      $18,843,254,307.68     .006% (.6 basis points)
 Trust--Spartan U.S. Equity
 Index Fund

EQ Advisors Trust--BT        $   681,641,364.00               .05%
 Equity 500 Index Portfolio


Scudder AARP Growth Trust--  $   736,519,937.67 .07% on the first $100 million
 AARP U.S. Stock Index Fund                       of assets, .03% of the next
                                                  $100 million of assets, and
                                                  .01% on assets in excess of
                                                  $200 million (with minimum
                                                        fee of $75,000)
Scudder Kemper Variable      $    31,597,882.46 $.08% on the first $200 million
 Series--Kemper Index 500                         of assets, .05% on the next
 Portfolio                                        $550 million of assets, and
                                                 .025% on assets in excess of
                                                  $750 million (with minimum
                                                        fee of $100,000)

  On March 11, 1999, Bankers Trust Company announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust Company pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust Company agreed to pay a $3.5 million fine to the State of New York. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust Company's formal sentencing. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund management activities of Bankers Trust Company or its affiliates.

  As a result of the plea, under the provisions of the 1940 Act, absent an order from the SEC, Bankers Trust Company would not be able to provide sub-advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust Company and its affiliates to continue to provide investment advisory services to registered investment companies; this temporary order allows Bankers Trust Company to provide the services to the Fund contemplated by the New Agreement. However, there can be no assurance that the SEC will grant a permanent order and the failure by Bankers Trust Company to receive such a permanent order could result in Bankers Trust Company not being able to provide sub-advisory services to the Fund.

                                Trustee Review

  The Trustees have determined that the New Agreement is in the best interest of the shareholders of the Fund and recommend its approval by such shareholders.

  The Trustees reviewed the future prospects of the Fund in light of MassMutual's desire to consolidate all index fund assets managed by MassMutual with one indexing sub-adviser in order to create the opportunity for lower fees by aggregating all assets. During the course of their review and deliberation of the proposal, the Trustees evaluated the potential benefits and detriments to the Fund and its shareholders. The Trustees, including the Independent Trustees, reviewed all material provided by Bankers Trust Company, and requested and received all information which they deemed relevant to form a judgment as to whether the New Agreement is in the best interest of the Fund and its shareholders.

  A primary consideration of the Independent Trustees was that they expect no diminution in the scope and quality of sub-advisory and other services to be provided by Bankers Trust Company under the New Agreement from those provided by Mellon Equity under the Existing Agreement. The Independent Trustees considered the fact that the New Agreement would have terms and conditions substantially identical to those of the sub-advisory contracts with respect to other funds in the Trust which are sub-advised by unaffiliated investment sub-advisers.

  The Board of Trustees recommends a vote for approval of the new Investment Sub-Advisory Agreement.

                                  PROPOSAL 2

              TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST
           TO PERMIT THE FUND TO ISSUE ADDITIONAL CLASSES OF SHARES

  The Declaration of Trust currently does not provide for the issuance of more than one class of shares for each series (or fund) of the Trust. The Board of Trustees recommends that it be authorized to amend the Declaration of Trust to permit the Trustees, without further shareholder action, to issue one or more additional classes of shares of the Fund, having such preferences and special or relative rights and privileges as the Trustees may determine.

  The purpose of this amendment would be to permit the Trust to take advantage of alternative methods of selling shares of the Fund or of providing different levels of services to different shareholders in the Fund. Presently, there is only one class of share of the Fund, and there is no differentiation in levels of fees charged. Although the Fund's shares are only available in connection with the purchase of variable life insurance policies and/or variable annuity contracts through separate accounts of MassMutual, MML Bay State and C.M. Life, the Fund is currently considering offering to separate accounts alternative arrangements for buying shares that would bear different distribution or servicing fees.

  Any additional classes of shares of the Fund would participate on a proportionate basis with all other classes of shares in all other respects, including investment income, realized and unrealized gains and losses on portfolio investments, and other operating expenses. All classes of shares will generally vote together as a single class, except when a particular matter affects a class materially differently from other classes, in which case a class will vote separately as to that matter.

  The offering of new classes of shares is not expected to have any adverse affect on the Fund's current shareholders. Costs attributable to any new classes of shares will be borne solely by shareholders of any such class, and not current shareholders, unless they elect to purchase shares of a newly created class.

  The Trustees believe that offering different classes of shares of the Fund may lead to increased sales, resulting in greater investment flexibility and, to the extent of any increase in the size of the Fund, possible reductions in operating expense ratios for all classes due to economies of scale, thus benefiting both existing, and future shareholders.

  The proposed amendment would permit the creation of additional classes of shares for other purposes as well. However, the Trustees have no present intention of creating additional classes of shares for purposes other than as described above.

  The Board of Trustees recommends a vote for approval of the Amendment.

                                  PROPOSAL 3

              TO APPROVE A PROPOSAL ALLOWING MASSMUTUAL TO ENTER
            INTO NEW OR AMENDED INVESTMENT SUB-ADVISORY AGREEMENTS
                         WITHOUT SHAREHOLDER APPROVAL

  The Board of Trustees is proposing that shareholders grant approval to permit MassMutual to enter into new or amended investment sub-advisory agreements with a sub-adviser with respect to the Fund without obtaining shareholder approval of such investment sub-advisory agreements, and to permit such sub-adviser to manage the assets of the Fund pursuant to such agreements. This Proposal is being submitted to the shareholders for approval as required by the terms of an exemptive application which the Trust and MassMutual expect to file with the SEC (the "SEC Exemption Request") and will not become effective with respect to the Fund unless and until (a) the SEC has granted the relief requested in the SEC Exemption Request and (b) this Proposal has been approved by the shareholders of the Fund.

  The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of a majority of the outstanding voting securities of the fund as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or Interested Persons of any party to such agreement. The Trust and MassMutual, however, have filed with the SEC the SEC Exemption Request. If the SEC Exemption Request is granted, MassMutual would be permitted, under specified conditions, to enter into new and amended investment sub-advisory agreements for the management of the Fund, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the investment sub-advisory agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing investment sub-advisory agreement, without obtaining the approval of the Fund's shareholders of such new or amended investment sub-advisory agreements. Such agreements must nevertheless be approved by the Independent Trustees, in accordance with the requirements of the 1940 Act. While the conditions will be established in the course of the exemption process, prior exemptive orders suggest that one of the conditions of the SEC Exemption Request would be that within 90 days after entering into a new or amended agreement without shareholder approval, the Fund would have to provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, shareholder approval would still be required to amend the Investment Management Agreement between the Fund and MassMutual (including any amendment to raise the management fee rate payable under the Investment Management Agreement) or to enter into a new Investment Management Agreement with MassMutual or any other adviser.

  The Trust is requesting shareholder approval of this Proposal for several reasons. The Investment Management Agreement permits the Fund to utilize an adviser/sub-adviser management structure whereby MassMutual, acting as the Fund's investment adviser, delegates day-to-day portfolio management responsibilities to a sub-adviser. Under such a structure, the Fund's sub-adviser acts in a capacity similar to a portfolio manager who is employed by such mutual fund's investment adviser and who manages the portfolio under the oversight and supervision of the investment adviser. If MassMutual were to change sub-advisers for the Fund, MassMutual would continue in its role as adviser and would continue to exercise oversight and supervision of the Fund's investment affairs as conducted by the new sub-adviser. The Trust believes that these situations are analogous to a situation where an investment adviser of a mutual fund replaces an employee who manages the fund's investment portfolio with a different manager, which does not require shareholder approval under the 1940 Act.

  In addition, the shareholder approval requirement under the 1940 Act may cause the Fund's shareholders to incur unnecessary expenses, such as the expenses involved in holding, and soliciting proxies for, a shareholder meeting, and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt engagement or replacement of a sub-adviser if circumstances so warrant. The Trustees believe that without the ability to promptly retain a new sub-adviser and/or replace an existing sub-adviser, or to reapprove existing investment sub-advisory agreements, as the case may be, investors' expectations may be frustrated. For instance, the Fund and its shareholders could be disadvantaged under the following circumstances: (i) where MassMutual determines to terminate the Fund's sub-adviser due to unsatisfactory performance or another appropriate reason, (ii) where the Fund's sub-adviser resigns, ceases operations or is otherwise incapable of providing investment sub-advisory services on behalf of the Fund, or (iii) where there has been an assignment of an investment sub-advisory agreement with a current sub-adviser (for instance, due to a change in control of the sub-adviser) or some other event causing the termination of the investment sub-advisory agreement. In many cases, these events are beyond the control of the Trust and the Fund. In such circumstances, MassMutual may deem it in the best interests of the Fund to retain a new sub-adviser or to reinstate a terminated investment sub-advisory agreement with a current sub-adviser promptly. For these reasons, the Trustees believe that approval of the Proposal would benefit shareholders.

  By approving the Proposal, shareholders will forego any benefits associated with shareholder review of proposed investment sub-advisory agreements, such as the ability to consider a sub-adviser's performance record.

  In deciding to recommend the Proposal, the Trustees considered, among other matters, that the Proposal would be beneficial to the Fund by reducing or eliminating the costs of shareholder meetings and the possible negative impact caused by a delay in replacing or hiring a new sub-adviser, or reapproving existing investment sub-advisory arrangements. They also considered that the Fund would forego any benefits associated with shareholder scrutiny of proposed portfolio management agreements. To this end, the Trustees considered that, even in the absence of shareholder scrutiny and approval, any proposal to add or replace a sub-adviser, or to materially amend an investment sub-advisory agreement with an existing sub-adviser, would receive careful review. First, MassMutual would assess the Fund's needs and, if it believed that the Fund would benefit from a new or replacement sub-adviser, MassMutual would review the relevant universe of available investment managers. Second, any recommendations made by MassMutual would have to be approved by a majority of the Board of Trustees, including a majority of the Independent Trustees. Finally, in the absence of shareholder approval, any retention of a new or replacement sub-adviser or any amendment of an existing investment sub-advisory agreement would have to comply with conditions contained in the SEC Exemption Request, assuming it is granted.

  There is no assurance that the SEC will grant the SEC Exemption Request, and the Trust reserves the right to withdraw the SEC Exemption Request if the Trustees believe such action is in the best interest of the Fund and its shareholders. The SEC may also impose other requirements on MassMutual as a condition to granting the SEC Exemption Request.

  The Board of Trustees recommends shareholder approval of the proposed grant of authority to permit the adviser to enter into new or amended investment sub-advisory agreements with sub-advisers without obtaining shareholder approval of such agreements, and to permit such sub-advisers to manage the assets of the Fund pursuant to such investment sub-advisory agreements.

  The Board of Trustees of the Trust recommends a vote for approval of the proposed grant of authority to MassMutual.

                   SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

  The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit a proposal to be considered for presentation at the next meeting of shareholders should send their written proposal to MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111, Attention: Secretary, so that they are received within a reasonable time before any such meeting.

                 OTHER MATTERS AND DISCRETION OF SHAREHOLDERS

  At the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business set forth in the Notice of Meeting. If other matters lawfully come before the meeting, and on all procedural matters at said meeting, it is the intention that the shares represented by duly executed proxies, shall be voted in accordance with the best judgment of MassMutual, MML Bay State or C.M. Life, as the case may be.

                                          By Order of the Board of Directors

                                          [/s/ Thomas M. Kinzler]
                                          Thomas M. Kinzler
                                          Vice President and Secretary

Springfield, Massachusetts
February 28, 2000

                                  APPENDIX 1

                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

  This Investment Sub-Advisory Agreement (this "Sub-Advisory Agreement"), is by and between Bankers Trust Company (the "Sub-Adviser") and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts ("MassMutual"), for the MML Equity Index Fund (the "Fund"), a series of MML Series Investment Fund (the "Trust"), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act"), effective as of the 1st day of May, 2000.

  WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

  WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

  WHEREAS, MassMutual is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and at the date hereof, Sub-Adviser is not required to register under the Advisers Act; and

  WHEREAS, MassMutual desires to appoint the Sub-Adviser as its sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

  NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

  1. General Provision.

  (a) MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust's Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Fund conforms to:

    (i) the provisions of the Act and any rules or regulations thereunder;

    (ii) any other applicable provisions of state or federal law;

    (iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time (collectively referred to as the "Trust Documents");

    (iv) policies and determinations of the Board of Trustees of the Trust and MassMutual;

    (v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement under the Act or as such policies may, from time to time, be amended by the Fund's shareholders; and

    (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the "Disclosure Documents").

  (b) The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund.

  2. Duties of the Sub-Adviser.

  (a) The Sub-Adviser shall, subject to the direction and control by the Trust's Board of Trustees or MassMutual, to the extent MassMutual's direction is not inconsistent with that of the Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund's investments, investment policies and the purchase, sale or other disposition of securities and other investments;
(ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 6 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting; and (v) undertake to do anything incidental to the foregoing to facilitate the performance of the Sub-Adviser's obligations hereunder, including voting or exercising any consent rights with respect to such securities or investments.

  (b) The Sub-Adviser shall provide to MassMutual such reports for the Fund, and in such time frames, as MassMutual shall reasonably request or as required by applicable law or regulation.

  (c) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 5 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

  (d) Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in material breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

  (e) The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control in the Sub-Adviser or any change in its key personnel (being defined as those persons who have oversight of, or substantial involvement in, the day-to-day portfolio transactions for the Fund), information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

  (f) The Sub-Adviser shall provide MassMutual with any information in the Sub-Adviser's possession necessary for supervising the activities of its personnel, including professional, administrative and clerical personnel, including the compilation and maintenance of such records with respect to the Fund's operations as may reasonably be required.

  (g) The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser's office the books and records of the Sub-Adviser relating to the Fund and the Sub-Adviser's performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement.

  3. Other Activities.

  (a) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

  (b) The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Fund. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Fund and any other account with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Fund and the Sub-Adviser's other clients, such investment will be allocated among the Fund and such other clients in a manner that is fair and equitable in the circumstances. Notwithstanding the foregoing or any other provision herein, no provision of this Sub-Advisory Agreement shall require Sub-Adviser to breach the terms of any agreement or agreements with its other clients regarding confidentiality. Upon Sub-Adviser's provision to MassMutual of reasonable evidence that provision of the information identified under this Section would breach such confidentiality provisions, MassMutual shall not require Sub-Adviser to produce such information.

  4. Compensation of the Sub-Adviser.

  MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the following rate: an annual rate of .01% on the first $1 billion of Aggregate Assets; and .0075% on Aggregate Assets in excess of $1 billion. For the purposes of this Sub-Advisory Agreement, "Aggregate Assets" shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for trading, and (ii) the average daily net assets of all other funds or accounts of MassMutual or its affiliates, including other funds registered under the Act, for which the Sub-Adviser provides investment advisory services determined at the close of the Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Advisor such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter. Aggregate Assets for which the Sub-Adviser provides investment advisory services shall mean only equity securities and securities convertible into equity securities, but shall not include cash or cash equivalents.

  5. Portfolio Transactions and Brokerage.

  (a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at reasonable expense) of the Fund's portfolio transactions. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Act) of the Trust, the Sub-Adviser or MassMutual, provided that the Sub-Adviser shall only place orders on behalf of the Fund with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Act.

  (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

  (c) The Sub-Adviser shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time.

  6. Representations and Warranties of the Sub-Adviser.

  The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

    (a) The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, as applicable, and will maintain, obtain and/or renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

    (b) Except as described in Section 6(c), there is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Sub-Adviser or any of its principals or affiliates is a party, or to which any of the assets of the Sub-Adviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser's condition (financial or otherwise), business or prospects, (ii) affect adversely in any material respect any of the Sub-Adviser's assets or (iii) materially impair the Sub-Adviser's ability to discharge its obligations under this Sub-Advisory Agreement; and the Sub-Adviser has not received any notice of an investigation by the Securities and Exchange Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

    (c) As a result of Sub-Adviser's March 11, 1999 guilty plea, Sub-Adviser would not be able to provide sub-advisory services to the Fund. The Securities and Exchange Commission ("SEC") has granted a temporary order to permit Sub-Adviser and its affiliates to continue to provide investment advisory services to registered investment companies, and this temporary order would allow Sub-Adviser to provide the services to the Fund hereunder. However, there is no assurance that the SEC will grant a permanent order and the failure by Sub-Adviser to receive such permanent order could result in Sub-Adviser not being able to provide the services contemplated hereunder.

    (d) All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

    (e) Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied or will supply to, or has made or will make available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements and workpapers reasonably requested by it relating to the Fund and the Sub-Adviser's performance results. Notwithstanding the foregoing or any other provision herein, no provision of this Sub-Advisory Agreement shall require Sub-Adviser to breach the terms of any agreement or agreements with its other clients regarding confidentiality. Upon Sub-Adviser's provision to MassMutual of reasonable evidence that provision of the information identified under this Section would breach such confidentiality provisions, MassMutual shall not require Sub-Adviser to produce such information.

  The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

  7. Covenants of the Sub-Adviser.

  (a) If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser's representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

  (b) The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and the Sub-Adviser with updated information relating to the Sub-Adviser's performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

  8. Confidentiality.

  All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders.

  9. Duration.

  Unless terminated earlier pursuant to Section 10 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 10 hereof, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

  10. Termination.

  (a) This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

  (b) The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser's registration under the Adviser's Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual determines in good faith, for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a good faith determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon ninety days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

  (c) The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon ninety days' prior written notice, to MassMutual and the Trust.

  11. Indemnification.

  (a) In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, settlement, damage, charge, liability, cost or expense related to, was based upon, or arose out of (i) an act or omission of the Sub-Adviser or its officers, directors, employees, affiliates or controlling persons and (ii) constituted willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a material breach of this Sub-Advisory Agreement, or a violation of applicable federal or state securities laws, rules and regulations by the Sub-Adviser.

  (b) In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund or the contents of the Disclosure Documents, provided that the loss, claim, settlement, damage, charge, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a material breach of this Sub-Advisory Agreement, or a violation of applicable federal or state securities laws, rules and regulations.

  (c) Promptly after receipt by an indemnified party under this Section 11 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 11 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 11. Notwithstanding any other provisions of this Section 11, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

  12. Disclaimer of Shareholder Liability.

  MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

  13. Notice.

  Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

  If to MassMutual:  Massachusetts Mutual Life Insurance Company
                     1295 State Street
                     Springfield, MA 01111
                     Attention: Vernon J. Meyer
                                Vice President

  If to the Sub-Adviser:
                     Bankers Trust Company
                     130 Liberty Street
                     New York, NY 10006
                     Attention: Robert Laverty
                                35th Floor

  If to either MassMutual or the Sub-Adviser, copies to:

                     MML Series Investment Fund
                     1295 State Street
                     Springfield, MA 01111
                     Attention: Thomas M. Kinzler
                                Vice President

  14. No Assignment.

  No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

  15. Amendments to this Sub-Advisory Agreement.

  This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

  16. Governing Law.

  This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

  17. Survival.

  The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

  18. Successors.

  This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

  19. Entire Agreement.

  This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

  20. No Waiver.

  No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

  21. Severability.

  If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

  22. Use of Names.

  Neither the Trust nor MassMutual will use the name of the Sub-Adviser, or any affiliate of the Sub-Adviser, in any prospectus, advertisement, sales literature or other communication to the public except with the prior approval of the Sub-Adviser. The Sub-Adviser will not use the name of the MassMutual, the Trust, the Fund or any of their affiliates in any prospectus, advertisement, sales literature or other communication to the public except with the prior approval of MassMutual.

  23. Counterparts.

  This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

                                          Massachusetts Mutual Life Insurance
                                           Company

                                          By: _________________________________
                                            Name:
                                            Title:

                                          Bankers Trust Company

                                          By: _________________________________
                                            Name:
                                            Title:

                                 ACKNOWLEDGED:

MML Series Investment Fund
on behalf of MML Equity Index Fund

By: _________________________________
  Name:
  Title:

                             VOTING INSTRUCTION CARD
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                      MML BAY STATE LIFE INSURANCE COMPANY
                           C.M. LIFE INSURANCE COMPANY

VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE MML EQUITY INDEX FUND, A SERIES OF MML SERIES INVESTMENT FUND, TO BE HELD ON APRIL 3, 2000.
                                                                  -------


                       MML EQUITY INDEX FUND (The "Fund")

This Instruction Card is solicited by the following insurance companies:
Massachusetts Mutual Life Insurance Company ("MassMutual"), MML Bay State Life Insurance Company and C.M. Life Insurance Company (collectively, the "Insurance Companies"), each of which has issued certain variable annuity contracts and/or variable life insurance policies, from owners of such variable annuity contracts and/or variable life insurance policies who have specified that a portion of their investment be allocated to this Fund, a series of the MML Series Investment Fund (the "Trust").

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Fund be cast as directed on the reverse side at the Special Meeting of the Shareholders of the Fund on April 3, 2000 at 9:30 a.m. Springfield time. The undersigned, by completing this form, does hereby authorize the Insurance Companies to exercise their discretion in voting upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

Signature of Policyowner:  _____________________  Date:  ___________________,
2000

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THE PROPOSALS SET FORTH BELOW.

For each Proposal, indicate your vote by marking one of the boxes under each Proposal. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(1) To approve a new Investment Sub-Advisory Agreement between MassMutual and Bankers Trust Company on behalf of the Fund

FOR ______________            AGAINST ___________         ABSTAIN ___________

(2) To approve an amendment to the Agreement and Declaration of Trust of the Trust as it relates to the Fund to permit the Fund to issue additional classes of shares

FOR ______________            AGAINST ___________         ABSTAIN ___________

(3) To approve a proposal allowing MassMutual to enter into new or amended investment sub-advisory agreements on behalf of the Fund without shareholder approval.

FOR ______________            AGAINST ___________         ABSTAIN ___________


                                      31